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                                                                    Exhibit 10.1

                                  STAPLES, INC.

              AMENDED AND RESTATED 1990 DIRECTOR STOCK OPTION PLAN

1.   PURPOSE.

     The purpose of this Amended and Restated 1990 Director Stock Option Plan (the "Plan") of Staples, Inc. (the "Company") is to encourage ownership in the Company by the Company's outside directors, whose continued services the Company considers essential to its future progress, and to provide these individuals with a further incentive to remain as directors of the Company.

2.   ADMINISTRATION.

     The Board of Directors shall supervise and administer the Plan. Grants of stock options ("Options") and awards of performance accelerated restricted stock ("PARS") under the Plan and the amount and nature of the Options and PARS to be granted shall be made in accordance with Section 4. All questions concerning interpretation of the Plan or any Options or PARS issued under it shall be resolved by the Board of Directors and such resolution shall be final and binding upon all persons having an interest in the Plan.

3.   PARTICIPATION IN THE PLAN.

     Directors of the Company who are not employees of the Company or any subsidiary of the Company ("outside directors") shall be eligible to receive Options and PARS under the Plan.

4. TERMS, CONDITIONS AND FORM OF OPTIONS AND PARS.

     All Options and PARS granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions.

          (a) STOCK SUBJECT TO PLAN. Options and PARS may be granted under the Plan with respect to either Staples Retail and Delivery common stock or Staples.com common stock (collectively, "Common Stock"). Subject to adjustment as provided in the Plan, the maximum number of shares of Common Stock which may be issued under the Plan is 3,350,000 shares of Common Stock (regardless of series). All Options or PARS granted under the Plan, as provided below, shall be granted with respect to either series of Common Stock, or a combination of both series, as determined in the sole discretion of the Board of Directors. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Option shall again be available for subsequent Option grants or PARS under the Plan; and if the shares subject to a PARS shall be repurchased by the Company, the repurchased shares shall again be available for subsequent Option grants or PARS under the Plan.

          (b)     GRANTS OF OPTIONS AND PARS.

               (i) INITIAL OPTION GRANT. An Option to purchase 15,000 shares of Common Stock, shall be granted automatically to outside directors who are initially elected to the Board of Directors subsequent to the approval of the Plan by the Company's stockholders at the close of business on the date of such director's initial election to the Board of Directors.

               (ii) ANNUAL OPTION GRANTS. On the date of the first regularly scheduled Board of Directors meeting following the end of each fiscal year of the Company, commencing with the fiscal year ending January 30, 1999, an Option shall be granted automatically to each outside director to purchase a number of shares of Common Stock equal to 3,000 multiplied by the number of regularly scheduled meeting days of the Board of Directors attended by such director in the previous 12 months (up to a maximum of 15,000 shares).



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               (iii) ANNUAL AWARDS OF PARS. At the first regularly scheduled
          Board of Directors meeting following the end of each fiscal year of the Company, at which performance targets are established for PARS awarded to executive officers of the Company, but no later than July 31 of each year (each, an "Award Date), (x) the Company shall grant to each outside director 400 PARS for each regularly scheduled meeting day of the Board of Directors attended by such director in the previous 12 months (up to a maximum of 2,000 PARS) and (y) in addition, the Company shall grant to the Lead Director and the Chairman of each of the Audit, Compensation, and Governance Committee of the Board of Directors 200 PARS for each regularly scheduled meeting day of the Board of Directors attended by such director in the previous 12 months (up to a maximum of 1,000 PARS).

          (c)     TERMS OF OPTIONS.

               (i) OPTION EXERCISE PRICE. The option exercise price per share for each Option granted under the Plan shall be determined as follows: if such series of Common Stock is listed on the Nasdaq National Market on the date of grant, the option exercise price per share shall be equal to the last reported sale price per share of such series of Common Stock on the Nasdaq National Market on the date of grant (or, if no such price is reported on such date, such price as is reported on the nearest preceding date); if the applicable series of Common Stock is not listed on the Nasdaq National Market on the date of grant, the option exercise price per share shall be the fair market value per share of such series of Common Stock on the date of grant, as determined in good faith by the Board of Directors.

               (ii) NATURE OF OPTIONS. All Options granted under the Plan shall be nonstatutory options not entitled to special tax treatment under
          Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

               (iii) VESTING. Except as otherwise provided in the Plan, each Option shall become exercisable, on a cumulative basis, in four equal annual installments on each of the first, second, third and fourth anniversary dates of its date of grant, provided the optionee continues to serve as a director of the Company on such dates. Notwithstanding the foregoing, each outstanding Option shall immediately become exercisable in full in the event (A) a Change in Control (as defined in Section 8) of the Company occurs or (B) the optionee ceases to serve as a director of the Company due to his or her death, disability (within the meaning of Section 22(e)(3) of the Code or any successor provision) or retires pursuant to a retirement policy adopted by the Company.

               (iv) OPTION EXERCISE PROCEDURE. An Option may be exercised only by written notice to the Company at its principal office accompanied by payment in cash of the exercise price with respect to the Option being exercised or by the tender (actual or constructive) of shares of Common Stock owned by the director having a value as of the date of exercise equal to the exercise price. In the case of a constructive tender of shares of Common Stock, the optionee and the Company may enter into an agreement to defer until an agreed-upon date the issuance, transfer and delivery of shares of Common Stock with a value equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the Option being exercised. The Board of Directors may impose such restrictions on the tender of shares as it deems appropriate.

               (v) TERMINATION. Each Option shall terminate, and may no longer be exercised, on the date six months after the optionee ceases to serve as a director of the Company; provided that, in the event (A) an optionee ceases to serve as a director due to his or her death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision), or (B) an optionee dies within six months after he or she ceases to serve as a director of the Company, then the exercisable portion of the Option may be exercised, within the period of one year following the date the optionee ceases to serve as a director, by the optionee or by the person to whom the Option is transferred by will, by the laws of descent and distribution, or by written notice


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          pursuant to Section 4(c)(vii). Notwithstanding the foregoing, each
          Option shall terminate, and may no longer be exercised, on the date 10 years after the date of grant.

               (vi) OPTIONS NONTRANSFERABLE. Except as otherwise provided by the Board of Directors, each Option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by the optionee or his or her legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

               (vii) OPTION EXERCISE BY REPRESENTATIVE FOLLOWING DEATH OF DIRECTOR. An optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the optionee's death, shall acquire the right to exercise all or a portion of the Option. If the person or persons so designated wish to exercise any portion of the Option, they must do so within the term of the Option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

          (d)     TERMS OF PARS.

               (i) NATURE OF PARS. All PARS hereunder shall consist of the issuance by the Company of shares of Common Stock or an agreement for the future delivery of shares of Common Stock at an agreed-upon date ("PARS Deferred Units") and the purchase by the recipient thereof of such shares, subject to the terms, conditions and restrictions described in the document evidencing the PARS and in this Plan.

               (ii) EXECUTION OF PARS AGREEMENT. In the case of the actual issuance of Common Stock, the Company shall, upon the date of the PARS grant, issue the shares of Common Stock subject to the PARS by registering such shares in book entry form with the Company's transfer agent in the name of the recipient. No certificate(s) representing all or a part of such shares shall be issued until the conclusion of the vesting period described in paragraph (iv) below.

               (iii) PRICE. Except as otherwise determined by the Board of Directors, all PARS issued hereunder shall be issued without the payment of any cash purchase price by the recipients (in which case the "price per share originally paid" for purposes of clause (2) of paragraph (v) below shall be zero).

               (iv) VESTING. Except as otherwise provided in the Plan, the restrictions on transfer and the forfeiture provisions of each PARS shall lapse on the same basis as PARS that have been awarded to the Company's executive officers for the fiscal year in which the Award Date relating to such PARS occurs. If no PARS have been awarded to any executive officer of the Company during the six months preceding an Award Date, then the restrictions on transfer and the forfeiture provisions of all PARS granted pursuant to this Plan on such Award Date shall lapse on such terms as shall be determined by the Board of Directors. Notwithstanding the foregoing, the restrictions on transfer and the forfeiture provisions of all PARS granted under this Plan shall immediately lapse in the event (A) a Change in Control of the Company occurs, or (B) the recipient ceases to serve as a director of the Company due to his or her death, disability (within the meaning of Section 22(e)(3) of the Code or any successor provision) or retires pursuant to a retirement policy adopted by the Company.

               (v) RESTRICTIONS ON TRANSFER. In addition to such other terms, conditions and restrictions on PARS contained in the Plan or the applicable PARS Agreement, all PARS shall be subject to the following restrictions:


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                    (1) No PARS shall be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until they become vested pursuant to paragraph (iv) above. The period during which such restrictions are applicable is referred to as the "Restricted Period."

                    (2) Except as set forth in the last sentence of paragraph
               (iv) above, if a recipient ceases to be a director of the Company within the Restricted Period for any reason, the Company shall have the right and option for a period of three months following the date of such cessation to buy for cash that number of PARS as to which the restrictions on transfer and the forfeiture provisions contained in the PARS have not then lapsed, at a price equal to the price per share originally paid by the recipient. If such cessation occurs within the last three months of the applicable Restricted Period, the restrictions and repurchase rights of the Company shall continue to apply until the expiration of the Company's three month option period.

                    (3) Notwithstanding subparagraphs (1) and (2) above, the
               Board of Directors may, in its discretion, either at the time that PARS are awarded or at any time thereafter, waive the Company's right to repurchase shares of Common Stock or PARS Deferred Units upon the occurrence of any of the events described in this paragraph (v) or remove or modify any part or all of the restrictions. In addition, the Board of Directors may, in its discretion, impose upon the recipient of PARS at the time that such PARS are granted such other restrictions on any PARS as the Board of Directors may deem advisable.

               (vi) ADDITIONAL SHARES. Any shares received by a recipient of PARS as a stock dividend or any PARS Deferred Units received in respect of a stock dividend, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to such PARS shall have the same status and shall bear the same restrictions, all on a proportionate basis, as the shares or PARS Deferred Units initially subject to such.

               (vii) TRANSFERS IN BREACH OF PARS. If any transfer of PARS is made or attempted contrary to the terms of the Plan and of such PARS, the Board of Directors shall have the right to purchase for the account of the Company those shares from the owner thereof or his or her transferee at any time before or after the transfer at the price paid for such shares by the person to whom they were awarded under the Plan. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by specific performance to the extent permitted by law. The Company may refuse for any purpose to recognize as a shareholder of the Company any transferee who receives any shares contrary to the provisions of the Plan and the applicable PARS or any recipient of PARS who breaches his or her obligation to resell shares as required by the provisions of the Plan and the applicable PARS, and the Company may retain and/or recover all dividends on such shares which were paid or payable subsequent to the date on which the prohibited transfer or breach was made or attempted.

               (viii) ADDITIONAL PARS PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in any PARS granted under the Plan.

5.   LIMITATION OF RIGHTS.

          (a) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an Option or PARS nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee or recipient of PARS as a director for any period of time.

          (b)     RIGHTS AS A STOCKHOLDER.

               (i) OPTIONS. An optionee shall have no rights as a stockholder with respect to the shares covered by his or her Option until the date of the issuance to him or her of a stock certificate


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          therefor, and no adjustment will be made for dividends or other rights
          (except as provided in Section 6) for which the record date is prior to the date such certificate is issued.

               (ii) PARS. Subject to the limitations set forth in Section 4(d) and except as otherwise provided herein, a recipient of PARS, other than PARS Deferred Units, shall have all rights as a shareholder with respect to the shares subject to such PARS including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares and to vote such shares and act in respect of such shares at any meeting of shareholders. A recipient of PARS Deferred Units shall have no rights as a shareholder with respect to the Common Stock until the date of issuance to him or her of a stock certificate therefor, but the agreement evidencing the PARS Deferred Units may include the crediting of additional PARS Deferred Units equal in value to the cash amount of dividends paid with respect to same number of shares of Common Stock as the PARS Deferred Units.

6. ADJUSTMENT PROVISIONS FOR RECAPITALIZATIONS AND RELATED TRANSACTIONS.

          (a) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, (i) the outstanding shares of one or both series of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to one or both series of Common Stock or other securities, except as otherwise determined by the Board of Directors, an appropriate and proportionate adjustment shall be made in (x) the number and kind of shares of such series of Common Stock subject to Options or the number and kind of shares of such series of Common Stock or PARS Deferred Units subject to PARS to be granted to outside directors after such event pursuant to
     Section 4(b), (y) the number and kind of shares of such series of Common Stock subject to then outstanding Options or the number and kind of shares of such series of Common Stock or PARS Deferred Units subject to any then outstanding PARS under the Plan, and (z) the exercise price for each share of such series of Common Stock subject to any then outstanding Options or repurchase rights of the Company under the Plan, without changing the aggregate purchase price as to which such Options or repurchase rights of the Company remain exercisable. No fractional shares or PARS Deferred Units will be issued under the Plan on account of any such adjustments.

          (b) All share numbers herein have been adjusted to reflect the three-for-two stock split declared on November 12, 1998.

7.   MERGERS, CONSOLIDATIONS, ASSET SALES, LIQUIDATIONS, ETC.

     Subject to the provisions of Section 4(c)(iii) and 4(d)(iv), in the event of a merger or consolidation or sale of all or substantially all of the assets of the Company in which outstanding shares of one or both series of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall take one or more of the following actions, as to outstanding Options for such series of Common Stock: (i) provide that such Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); (ii) upon written notice to the optionees, provide that all unexercised Options shall (A) immediately become exercisable in full and (B) terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice; or (iii) in the event of a merger under the terms of which holders of one or both series of Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to such optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable) with exercise prices not in excess of the Merger Price and (B) the aggregate exercise price of all such Options, in exchange for the termination of such Options.


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8.   CHANGE IN CONTROL.

     For purposes of the Plan, a "Change in Control" shall be deemed to have occurred if (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities (other than pursuant to a merger or consolidation described in clause (A) or (B) of subsection (iii) below); (ii) during any period of two consecutive years ending during the term of the Plan (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect any transaction described in clause (i), (iii) or (iv) of this Section 8) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously so approved (collectively, the "Disinterested Directors"), cease for any reason to constitute a majority of the Board of Directors; (iii) the closing of a merger or consolidation of the Company or any subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or (iv) a complete liquidation of the Company or a sale by the Company of all or substantially all of the Company's assets.

9. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS AND PARS.

     The Board of Directors shall have the power to modify or amend outstanding Options and PARS; provided, however, that no modification or amendment may (i) have the effect of altering or impairing any rights or obligations of any Option or PARS previously granted without the consent of the optionee or holder thereof, as the case may be, (ii) modify the number of shares of Common Stock subject to the Option or number of shares of Common Stock or PARS Deferred Units subject to the PARS (except as provided in Section 6) or (iii) reprice, replace or regrant options issued through cancellation or by lowering the option exercise price of a previously granted award unless approved by the stockholders of the Company .

10.  AMENDMENT OF THE PLAN.

     The Board of Directors may suspend or discontinue the Plan or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company, no amendment may (i) materially modify the requirements as to eligibility to receive Options or PARS under the Plan, or
(ii) materially increase the benefits accruing to participants in the Plan.

11.  WITHHOLDING.

          (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of PARS any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or upon the expiration or termination of the Restricted Period relating to the PARS. Subject to the prior approval of the Company, the optionee or recipient of PARS may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant


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     to the exercise of an Option or upon the expiration or termination of the Restricted Period relating to the PARS or (ii) by delivering to the Company shares of Common Stock already owned by the optionee or PARS recipient. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or PARS recipient who has made an election pursuant to this Section 11(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

          (b) If the recipient of PARS under the Plan elects, in accordance with
     Section 83(b) of the Code, to recognize ordinary income in the year of acquisition of any shares awarded under the Plan, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price of such shares and the fair market value of such shares as of the date immediately preceding the date on which the PARS are awarded.

12.  NOTICE.

     Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

13.  GOVERNING LAW.

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

14.  STOCKHOLDER APPROVAL.

     The Plan is conditional upon stockholder approval of the Plan, and the Plan shall be null and void if the Plan is not so approved by the Company's stockholders.

                                  Amended and restated by the Board of
                                  Directors on September 10, 1998 and approved by stockholders on January 21, 1999; amended by the Board of Directors on September 14, 1999 and approved by stockholders on November 9, 1999; amended by the Compensation Committee on November 30, 1999.